SHORT-TERM BORROWINGS	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
SHORT-TERM BORROWINGS

NOTE 15. SHORT-TERM BORROWINGS

As of December 31, 2016, short-term borrowings amounted to $2.5 million. These amounts were borrowed from certain financial institutions. The annual interest rates on these borrowings ranged from 1.70 percent to 2.13 percent for 2016. The maturity dates fell in January and May 2017. As of December 31, 2016, the weighted-average interest rate on total short-term borrowings was 1.86 percent.

As of December 31, 2016 and 2017, the total amount of unused lines of credit available for borrowing under these agreements was approximately $17.0 million and $7.6 million, respectively.